Exhibit 10.14

LESO Agreement and CFA — list of signatories

(as at 1 November 2004)

Country	Name of LESO	Date LESO agmt signed	Operational LES	Date CFA signed
Algeria	Ministère de la Poste et des Technologies de l’Information et de la Communication	25-04-04	Yes	25-04-04
Brazil	Empresa Brasileira de Telecomunicacoes SA (EMBRATEL)	16-04-04	Yes	16-04-04
Canada	Stratos Wireless, Inc.	30-01-04	Yes	30-11-03
China	Beijing Marine Communication & Navigation Company	08-04-04	Yes	08-04-04
France	France Telecom Mobile Satellite Services Communications	29-03-04	Yes	01-12-03
Greece	Hellenic Telecommunications Organization (OTE) SA	29-03-04	Yes	29-03-04
Hong Kong	Reach Network Hong Kong Ltd	14-04-04	Yes	14-04-04
India	Videsh Sanchar Nigam Limited (VSNL)	13-04-04	Yes	13-04-04
Iran	Telecommunication Company of Iran (TCI)	16-05-04	Yes	16-05-04
Israel	Israel Telecommunications Corp. Ltd. (Bezeq)	04-04-04	Yes	04-04-04
Italy	Telecom Italia SpA	08-03-04	Yes	08-03-04
Japan	KDDI Corporation	29-03-04	Yes	29-03-04
Korea	KT Corporation	04-04-04	Yes	04-04-04
Netherlands	Xantic BV	01-04-04	Yes	01-12-03
Norway	Telenor Satellite Services AS	13-04-04	Yes	01-12-03
Poland	Telekomunikacja Polska SA (Polish Telecom)	14-04-04	Yes	14-04-04
Portugal	Companhia Portugesa Radio Marconi SA	31-03-04	Yes	31-03-04
Russia	International Satellite Communications Centre (ISCC)	20-04-04	Yes	20-04-04
Russia	Morsviazsputnik	10-03-04	Yes	10-03-04
Saudi Arabia	Saudi Telecom Company (STC)	12-04-04	Yes	12-04-04
Singapore	Singapore Telecommunications Ltd	08-04-04	Yes	08-04-04
Thailand	CAT Telecom Public Company Limited	21-04-04	Yes	21-04-04
Turkey	Türk Telecommunication AS	31-03-04	Yes	31-03-04
UAE	Emirates Telecommunications Corp (ETISALAT)	13-04-04	Yes	13-04-04
Vietnam	Vietnam Maritime Communications & Electronics Company (VISHIPEL)	12-04-04	Yes	12-04-04